                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                               ----------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 30, 1997



                       GREEN TREE FINANCIAL CORPORATION
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      01-08916                  41-1807858
----------------------------    ------------------------     -------------------
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
-------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (612) 293-3400


                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.   Changes in Control of Registrant.

          Not applicable.

ITEM 2.   Acquisition or Disposition of Assets.

          Not applicable

ITEM 3.   Bankruptcy or Receivership.

          Not applicable

ITEM 4.   Changes in Registrant's Certifying Accounting.

          Not applicable

ITEM 5.   Other Events.

          On June 30, 1997, the Registrant sold approximately $520,000,000 of
          Manufactured Housing Contract Senior/Subordinate Pass-Through
          Certificates, Series 1997-4, evidencing beneficial ownership interests in a trust consisting of a pool of manufactured housing installment sale contracts and installment loan agreements and certain related property conveyed by Green Tree Financial Corporation.

ITEM 6.   Resignations of Registrant's Directors.

          Not applicable

ITEM 7.   Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.

               Not applicable

          (b)  Pro forma financial information.

               Not applicable

          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.   Description
               -----------   -----------
                    4.1      Pooling and Servicing Agreement between Green Tree
                             Financial Corporation, as Seller and Servicer, and
                             Firstar Trust Company, as Trustee, dated as of June
                             1, 1997, relating to the Manufactured Housing
                             Contract Senior/Subordinate Pass-Through
                             Certificates, Series 1997-4.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 3, 1997                    GREEN TREE FINANCIAL CORPORATION
                                       as originator of Manufactured Housing
                                       Contract Senior/Subordinate Pass-Through
                                       Certificate Trust 1997-4



                                       By: /s/ Scott T. Young
                                           -------------------------------------
                                           Scott T. Young
                                           Vice President and Controller

INDEX TO EXHIBITS


Exhibit
-------
Number                                                            Page
----------------------------------------------------------------------
4.1  Pooling and Servicing Agreement between Green Tree           5
     Financial Corporation, as Seller and Servicer, and Firstar
     Trust Company, as Trustee, dated as of June 1 1997,
     relating to the Manufactured Housing Contract Senior/
     Subordinate Pass-Through Certificates, Series 1997-4.